UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30*

Date of reporting period: November 30, 2019

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Global Bond Fund. The remaining series of the Registrant have fiscal year ends other than November 30th.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

November 30, 2019

     MFS® Global Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

GLB-ANN

MFS® Global Bond Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China are at an advanced stage, boosting investor sentiment, though uncertainty persists. Signs of stability emerging from the global manufacturing sector have also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the U.K. and Europe, though investors hope that the result of December’s general election, which the pro-Brexit Conservative Party won by a comfortable margin, will bring greater clarity as the U.K. is on pace to leave the EU at the end of January 2020.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace, especially if trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October. Similarly, the European Central Bank loosened policy in September. While the monetary policy environment remains quite accommodative, signs of easing trade tensions and fading global recession fears have helped push global interest rates modestly higher from the record-low levels posted late in the summer as investors grew less risk averse.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

January 15, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure at value (v)

Fixed income sectors (i)
Investment Grade Corporates	26.4%
Non-U.S. Government Bonds	19.4%
Emerging Markets Bonds	12.1%
Mortgage-Backed Securities	7.9%
High Yield Corporates	6.8%
U.S. Treasury Securities	4.4%
Collateralized Debt Obligations	2.5%
Commercial Mortgage-Backed Securities	1.6%
Municipal Bonds	0.6%
Asset-Backed Securities	0.3%
U.S. Government Agencies	0.1%

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Portfolio facts (i)
Average Duration (d)	7.0
Average Effective Maturity (m)	10.7 yrs.

Issuer country weightings (i)(x)
United States	51.2%
Japan	9.3%
United Kingdom	6.8%
Italy	6.2%
Canada	5.1%
France	4.2%
Greece	3.4%
Indonesia	2.4%
Germany	(5.3)%
Other Countries	16.7%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	10.5%
AA	8.7%
A	17.8%
BBB	28.6%
BB	7.9%
B	1.2%
CCC	0.3%
U.S. Government	13.2%
Federal Agencies	8.0%
Not Rated	(14.1)%
Cash & Cash Equivalents	1.7%
Other	16.2%

Currency exposure weightings (i)(y)
United States Dollar	44.1%
Euro	23.3%
Japanese Yen	16.6%
British Pound Sterling	4.7%
Chinese Yuan Offshore	2.4%
Australian Dollar	1.2%
South Korean Won	1.2%
New Zealand Dollar	1.1%
Indonesian Rupiah	1.0%
Other Currencies	4.4%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Portfolio Composition – continued

(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of November 30, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2019, Class A shares of the MFS Global Bond Fund (fund) provided a total return of 9.91%, at net asset value. This compares with a return of 8.37% for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

Market Environment

Fading fears of a near-term global recession, hopes for a partial trade deal between the United States and China and dramatically lower odds of a no-deal Brexit helped bolster market sentiment late in the period, causing headwinds experienced for many months prior to die down. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. The Fed indicated in October that further rate cuts are unlikely unless the outlook for the economy materially worsens.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further – sending them deeper into negative territory – restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but significant trade friction between the US and China weighed on sentiment for much of the year, although hopes for a partial trade deal improved sentiment late in the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, Brexit uncertainty has receded as a UK general election in early December provided some much needed clarity, assuring that the UK will leave the EU on January 31, 2020, though the two sides have a narrow window in which to negotiate their future trade relationship by the end of next year. Further boosting risk sentiment was the announcement of a partial trade agreement between China and the US.

Management Review – continued

Factors Affecting Performance

Relative to the Bloomberg Barclays Global Aggregate Bond Index, within the Europe/UK region, the fund’s out-of-benchmark exposure to both “B” rated (r) securities, particularly within Greek government-issued bonds and within the financial institutions sector, and “BB” rated securities, most notably within the financial institutions sector, were key contributors to relative performance. Security selection within both the treasury and industrials sectors also boosted relative returns. Within the US region, the fund’s greater exposure to the industrials sector, particularly in “BB” rated issues, also supported relative returns. Finally, the fund’s duration (d) and yield curve (y) positioning contributed to relative performance.

Conversely, within the emerging markets region, the fund’s greater exposure to the government-related sovereign sector held back relative performance.

Respectfully,

Portfolio Manager(s)

Pilar Gomez-Bravo, Andy Li, Henry Peabody, Jr., Robert Persons, Robert Spector, and Erik Weisman

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and the ratings are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective February 1, 2019, Andy Li was added as a Portfolio Manager of the Fund. Effective September 1, 2019, Henry Peabody, Jr. was added as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 11/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	9.91%	1.43%	1.89%
B	6/02/10	9.01%	0.70%	1.08%
C	6/02/10	9.01%	0.68%	1.08%
I	6/02/10	10.09%	1.71%	2.10%
R1	6/02/10	9.13%	0.72%	1.09%
R2	6/02/10	9.68%	1.18%	1.58%
R3	6/02/10	9.94%	1.45%	1.85%
R4	6/02/10	10.22%	1.71%	2.10%
R6	10/01/12	10.33%	1.84%	0.53%

Comparative benchmark(s)
Bloomberg Barclays Global Aggregate Bond Index (f)		8.37%	2.05%	2.74%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		5.24%	0.56%	1.43%
B With CDSC (Declining over six years from 4% to 0%) (v)		5.01%	0.31%	1.08%
C With CDSC (1% for 12 months) (v)		8.01%	0.68%	1.08%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or

Performance Summary – continued

makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance information prior to December 1, 2014, reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund’s investment policies and strategies changed effective December 1, 2014.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2019 through November 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2019 through November 30, 2019.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/19	Ending Account Value 11/30/19	Expenses Paid During Period (p) 6/01/19-11/30/19
A	Actual	1.05%	$1,000.00	$1,031.52	$5.35
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
B	Actual	1.80%	$1,000.00	$1,027.83	$9.15
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
C	Actual	1.80%	$1,000.00	$1,027.83	$9.15
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
I	Actual	0.80%	$1,000.00	$1,031.73	$4.07
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R1	Actual	1.80%	$1,000.00	$1,027.80	$9.15
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
R2	Actual	1.30%	$1,000.00	$1,030.37	$6.62
	Hypothetical (h)	1.30%	$1,000.00	$1,018.55	$6.58
R3	Actual	1.05%	$1,000.00	$1,031.62	$5.35
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
R4	Actual	0.80%	$1,000.00	$1,032.90	$4.08
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R6	Actual	0.71%	$1,000.00	$1,033.39	$3.62
	Hypothetical (h)	0.71%	$1,000.00	$1,021.51	$3.60

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

11/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.9%

Issuer	Shares/Par		Value ($)
Aerospace - 0.3%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027		$520,000	$544,419
TransDigm, Inc., 6.25%, 3/15/2026 (n)		1,099,000	1,180,051

			$1,724,470
Apparel Manufacturers - 0.1%
Tapestry, Inc., 4.125%, 7/15/2027		$385,000	$393,055

Asset-Backed & Securitized - 4.0%
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 3.901% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)		$3,306,000	$3,299,504
Benchmark Mortgage Trust, 2019-B10, “A4”, 3.717%, 3/15/2062		1,220,000	1,335,701
Commercial Mortgage Pass-Through Certificates, 2018-BNK10, “A5”, 3.688%, 2/15/2061		2,924,308	3,170,875
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048		2,234,604	2,385,744
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 2.901% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)		1,724,000	1,721,588
Fort CRE LLC, 2018-1A, “A1”, FLR, 3.058% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)		919,000	918,999
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 3.703% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)		2,560,000	2,494,141
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 2.901% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)		3,474,000	3,460,399
Magnetite CLO Ltd., 2012-7A, “A1R2”, FLR, 2.801% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)		2,165,000	2,156,557
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/2048		691,382	723,941
Octagon Investment Partners XVII Ltd., 2013-1A, “BR2”, FLR, 3.34% (LIBOR - 3mo. + 1.4%), 1/25/2031 (n)		3,084,000	3,020,022
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		1,532,563	1,595,036

			$26,282,507
Automotive - 0.4%
Ferrari N.V., 1.5%, 3/16/2023	EUR	725,000	$825,356
Ford Motor Credit Co. LLC, 1.514%, 2/17/2023		300,000	329,097
Lear Corp., 4.25%, 5/15/2029		$447,000	461,211
Volkswagen International Finance N.V., 1.875%, 3/30/2027	EUR	500,000	580,539

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Automotive - continued
Volkswagen Leasing GmbH, 1.5%, 6/19/2026	EUR	600,000	$681,049

			$2,877,252
Broadcasting - 0.8%
Discovery, Inc., 4.125%, 5/15/2029		$373,000	$399,287
Fox Corp., 4.709%, 1/25/2029 (n)		206,000	233,786
MMS USA Financing, Inc., 1.75%, 6/13/2031	EUR	2,000,000	2,264,928
SES Global Americas Holdings GP, 5.3%, 3/25/2044 (n)		$911,000	903,792
WPP Finance, 3.75%, 9/19/2024		583,000	611,806
WPP Finance, 1.375%, 3/20/2025	EUR	550,000	630,618

			$5,044,217
Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 2.95%, 8/24/2022		$470,000	$476,471
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR (EUR Swap Rate - 5yr. + 1.659%) to 4/11/2048	EUR	800,000	958,109
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		$993,000	1,070,748
Low Income Investment Fund, 3.386%, 7/01/2026		310,000	316,689
Low Income Investment Fund, 3.711%, 7/01/2029		840,000	871,602

			$3,693,619
Building - 0.6%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		$783,000	$871,539
Imerys S.A., 1.5%, 1/15/2027	EUR	600,000	677,215
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		$447,000	461,235
Masco Corp., 4.45%, 4/01/2025		355,000	384,631
Masco Corp., 4.375%, 4/01/2026		1,580,000	1,714,403

			$4,109,023
Business Services - 0.8%
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	1,850,000	$2,022,453
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$435,000	463,323
Fidelity National Information Services, Inc., 2.602%, 5/21/2025	GBP	100,000	135,390
Fidelity National Information Services, Inc., 5%, 10/15/2025		$126,000	143,874
Fidelity National Information Services, Inc., 0.625%, 12/03/2025	EUR	164,000	181,391
Fidelity National Information Services, Inc., 3%, 8/15/2026		$1,086,000	1,119,102
Fidelity National Information Services, Inc., 1%, 12/03/2028	EUR	200,000	220,558
Fidelity National Information Services, Inc., 3.36%, 5/21/2031	GBP	250,000	355,597
Fiserv, Inc., 4.4%, 7/01/2049		$334,000	372,118
MSCI, Inc., 4%, 11/15/2029 (n)		263,000	264,315

			$5,278,121

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$706,000	$880,838
Eutelsat S.A., 2.25%, 7/13/2027	EUR	1,400,000	1,615,643
SES S.A., 0.875%, 11/04/2027		300,000	323,795
SES S.A., 5.625%, 12/31/2164		900,000	1,104,317
Time Warner Cable, Inc., 4.5%, 9/15/2042		$356,000	356,525
VTR Finance B.V., 6.875%, 1/15/2024 (n)		1,328,000	1,359,540

			$5,640,658
Chemicals - 0.4%
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		$1,150,000	$1,086,750
Sherwin-Williams Co., 3.8%, 8/15/2049		577,000	592,775
Symrise AG, 1.25%, 11/29/2025	EUR	665,000	762,595

			$2,442,120
Computer Software - 0.9%
Dassault Systemes SE, 0.125%, 9/16/2026	EUR	700,000	$764,920
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)		$1,468,000	1,596,438
Microsoft Corp., 4.1%, 2/06/2037		1,823,000	2,155,698
Microsoft Corp., 3.95%, 8/08/2056		462,000	542,834
VeriSign, Inc., 4.75%, 7/15/2027		693,000	736,659

			$5,796,549
Computer Software - Systems - 0.5%
Apple, Inc., 4.5%, 2/23/2036		$2,300,000	$2,812,088
Apple, Inc., 4.25%, 2/09/2047		276,000	328,553

			$3,140,641
Conglomerates - 0.5%
Illinois Tool Works, Inc., 1%, 6/05/2031	EUR	530,000	$607,393
Roper Technologies, Inc., 4.2%, 9/15/2028		$581,000	638,662
Roper Technologies, Inc. , 2.95%, 9/15/2029		458,000	462,705
United Technologies Corp., 3.65%, 8/16/2023		844,000	889,687
Wabtec Corp., 4.95%, 9/15/2028		628,000	697,843

			$3,296,290
Consumer Products - 0.1%
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		$467,000	$480,912

Consumer Services - 1.0%
Booking Holdings, Inc., 3.55%, 3/15/2028		$461,000	$492,964
Experian Finance PLC, 4.25%, 2/01/2029 (n)		1,309,000	1,459,983
ManpowerGroup, Inc., 1.75%, 6/22/2026	EUR	800,000	939,114

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Services - continued
Service Corp. International, 5.125%, 6/01/2029		$975,000	$1,040,813
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2027 (n)		1,754,000	1,258,863
Visa, Inc., 4.3%, 12/14/2045		1,126,000	1,387,466

			$6,579,203
Containers - 0.2%
Ball Corp., 5.25%, 7/01/2025		$455,000	$508,412
DS Smith PLC, 0.875%, 9/12/2026	EUR	700,000	758,182

			$1,266,594
Electronics - 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$610,000	$622,690
Broadcom, Inc., 4.25%, 4/15/2026 (n)		1,249,000	1,308,472
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)		1,319,000	1,315,637
Texas Instruments, Inc., 2.25%, 9/04/2029		528,000	519,287

			$3,766,086
Emerging Market Quasi-Sovereign - 2.0%
CEZ A.S. (Czech Republic), 0.875%, 12/02/2026	EUR	1,050,000	$1,149,243
Export-Import Bank of India, 3.375%, 8/05/2026		$1,000,000	1,023,285
Export-Import Bank of India, 3.875%, 2/01/2028		800,000	843,495
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		836,000	839,344
NTPC Ltd. (Republic of India), 4.25%, 2/26/2026		600,000	633,904
Power Finance Corp. Ltd. (Republic of India), 3.75%, 12/06/2027		1,100,000	1,094,694
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		1,150,000	1,190,615
PT Pertamina (Persero) (Republic of Indonesia), 6%, 5/03/2042 (n)		1,600,000	1,915,959
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,420,000	1,675,600
State Bank of India (London), 4.375%, 1/24/2024		850,000	894,567
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 3.5%, 5/04/2027		1,523,000	1,603,307

			$12,864,013
Emerging Market Sovereign - 7.6%
Dominican Republic, 5.95%, 1/25/2027		$1,475,000	$1,598,015
Hellenic Republic, 3.875%, 3/12/2029	EUR	16,441,000	21,880,564
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$2,984,000	3,303,288
Republic of Argentina, 5.625%, 1/26/2022		1,500,000	650,250

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Argentina, 7.5%, 4/22/2026		$3,265,000	$1,416,194
Republic of Croatia, 1.125%, 6/19/2029	EUR	3,350,000	3,805,328
Republic of Hungary, 5.375%, 2/21/2023		$1,600,000	1,750,816
Republic of Indonesia, 8.25%, 5/15/2029	IDR	66,654,000,000	5,107,809
Republic of Indonesia, 8.375%, 3/15/2034		62,030,000,000	4,728,309
Republic of Indonesia, 7.5%, 6/15/2035		22,200,000,000	1,580,803
Republic of Paraguay, 6.1%, 8/11/2044 (n)		$1,460,000	1,753,460
Republic of Serbia, 1.5%, 6/26/2029	EUR	819,000	916,097
State of Qatar, 4%, 3/14/2029 (n)		$907,000	1,010,488

			$49,501,421
Energy - Independent - 0.3%
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$1,700,000	$1,784,405

Energy - Integrated - 0.6%
BP Capital Markets America, Inc., 3.41%, 2/11/2026		$2,188,000	$2,312,800
Eni S.p.A., 4%, 9/12/2023 (n)		569,000	599,437
Eni S.p.A., 4.25%, 5/09/2029 (n)		647,000	708,852
OMV AG, 1%, 7/03/2034	EUR	350,000	389,281

			$4,010,370
Financial Institutions - 1.5%
AerCap Ireland Capital DAC, 3.65%, 7/21/2027		$1,311,000	$1,350,500
AnaCap Financial Europe S.A. SICAV-RAIF, FLR, 5% (EURIBOR - 3mo. + 5%), 8/01/2024	EUR	1,050,000	1,030,695
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023		$850,000	913,665
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)		1,085,000	1,178,961
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		618,000	651,928
Garfunkelux Holdco 3 S.A., 7.5%, 8/01/2022	EUR	1,350,000	1,464,986
GE Capital International Funding Co., 3.373%, 11/15/2025		$1,728,000	1,786,130
Grand City Properties S.A., 2.5%, 12/31/2164	EUR	1,000,000	1,126,101
LEG Immobilien AG, 0.875%, 11/28/2027		300,000	331,204

			$9,834,170
Food & Beverages - 1.0%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	650,000	$771,752
Anheuser-Busch InBev S.A./N.V., 1.65%, 3/28/2031		560,000	671,210
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$362,000	408,114
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		510,000	676,416
Constellation Brands, Inc., 4.25%, 5/01/2023		1,910,000	2,035,603
Constellation Brands, Inc., 4.75%, 12/01/2025		667,000	747,235
NBM U.S. Holdings, Inc., 7%, 5/14/2026 (n)		1,134,000	1,204,285

			$6,514,615

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Forest & Paper Products - 0.1%
Celulosa Arauco y Constitucion, 4.2%, 1/29/2030 (n)		$594,000	$586,575

Gaming & Lodging - 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.75%, 6/01/2028		$1,130,000	$1,286,505
Las Vegas Sands Corp., 3.9%, 8/08/2029		450,000	466,008

			$1,752,513
Industrial - 0.3%
Bilfinger SE, 4.5%, 6/14/2024	EUR	1,000,000	$1,182,977
Investor AB, 1.5%, 6/20/2039		320,000	378,322
Mytilineos S.A., 2.5%, 12/01/2024		609,000	675,954

			$2,237,253
Insurance - 0.5%
American International Group, Inc., 1.875%, 6/21/2027	EUR	680,000	$807,659
Argentum Netherlands B.V. for Zurich Insurance Co. Ltd., 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046		900,000	1,145,475
Assicurazioni Generali S.p.A., 2.124%, 10/01/2030		200,000	222,651
CNP Assurances S.A., 2% to 7/27/2030, FLR (EURIBOR -3mo. + 3%) to 7/27/2050		700,000	775,933
La Mondiale, 4.375% to 10/24/2029, FLR (EUR Swap Rate -5yr. + 4.411%) to 12/31/2164		100,000	114,428

			$3,066,146
Insurance - Health - 0.4%
Centene Corp., 4.625%, 12/15/2029 (n)		$408,000	$427,890
UnitedHealth Group, Inc., 4.625%, 7/15/2035		1,919,000	2,346,970

			$2,774,860
Insurance - Property & Casualty - 1.0%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$738,000	$757,880
Chubb INA Holdings, Inc., 2.875%, 11/03/2022		740,000	760,649
Chubb INA Holdings, Inc., 0.875%, 6/15/2027	EUR	100,000	113,081
Chubb INA Holdings, Inc., 1.55%, 3/15/2028		204,000	241,949
Chubb INA Holdings, Inc., 2.5%, 3/15/2038		351,000	465,160
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		$895,000	905,033
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		1,000,000	1,049,717
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		414,000	479,462
Progressive Corp., 4.125%, 4/15/2047		1,019,000	1,183,724
QBE Capital Funding IV LP, 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	450,000	610,934

			$6,567,589

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Quasi-Sovereign - 0.9%
Electricite de France S.A., 3%, 12/31/2164	EUR	200,000	$222,795
Electricite de France S.A., 5.875%, 12/31/2164	GBP	1,400,000	1,973,652
Islandsbanki (Republic of Iceland), 1.125%, 1/19/2024	EUR	1,380,000	1,531,517
KFW Government Development Banks (Federal Republic of Germany), 1.125%, 6/15/2037		1,560,000	1,969,555
Vattenfall AB (Kingdom of Sweden), 0.5%, 6/24/2026		200,000	223,022

			$5,920,541
International Market Sovereign - 28.4%
Commonwealth of Australia, 2.75%, 6/21/2035	AUD	7,347,000	$5,998,466
Federal Republic of Germany, 0.25%, 8/15/2028	EUR	785,000	916,673
Federal Republic of Germany, 3.25%, 7/04/2042		115,000	219,883
Federal Republic of Germany, 2.5%, 7/04/2044		2,667,000	4,698,001
Federal Republic of Germany, 2.5%, 8/15/2046		751,000	1,353,787
Government of Canada, 1.5%, 6/01/2026	CAD	21,289,000	16,045,043
Government of Canada, 5.75%, 6/01/2033		8,335,000	9,487,392
Government of Canada, 5%, 6/01/2037		1,400,000	1,606,854
Government of Japan, 1.8%, 9/20/2030	JPY	2,028,000,000	22,217,675
Government of Japan, 1.8%, 6/20/2031		970,700,000	10,721,200
Government of Japan, 2.4%, 3/20/2037		1,365,600,000	17,167,222
Government of Japan, 0.5%, 6/20/2038		807,200,000	7,732,837
Kingdom of Belgium, 1.6%, 6/22/2047	EUR	800,000	1,089,449
Kingdom of Spain, 1.95%, 7/30/2030		200,000	253,718
Kingdom of Spain, 1.85%, 7/30/2035		5,760,000	7,303,487
Kingdom of Sweden, 2.25%, 6/01/2032	SEK	29,750,000	3,899,866
Republic of France, 1.25%, 5/25/2036	EUR	5,010,000	6,343,978
Republic of France, 1.5%, 5/25/2050		4,110,000	5,478,629
Republic of Italy, 2.1%, 7/15/2026		9,485,000	11,238,676
Republic of Italy, 3.5%, 3/01/2030		4,097,000	5,450,341
Republic of Italy, 4%, 2/01/2037		2,970,000	4,252,747
Republic of Italy, 3.1%, 3/01/2040		5,920,000	7,572,221
Republic of Italy, 3.45%, 3/01/2048		650,000	889,113
Republic of Portugal, 2.25%, 4/18/2034		1,167,000	1,539,046
Republic of Portugal, 4.1%, 4/15/2037		1,130,000	1,857,059
United Kingdom Treasury, 1.625%, 10/22/2028	GBP	8,310,000	11,687,950
United Kingdom Treasury, 0.875%, 10/22/2029		11,260,000	14,799,771
United Kingdom Treasury, 1.75%, 9/07/2037		2,050,000	2,927,375

			$184,748,459
Local Authorities - 0.2%
Province of Alberta, 4.5%, 12/01/2040	CAD	760,000	$760,091
Province of British Columbia, 2.3%, 6/18/2026		1,100,000	847,281

			$1,607,372

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Machinery & Tools - 0.1%
CNH Industrial Finance S.p.A., 1.875%, 1/19/2026	EUR	800,000	$927,834

Major Banks - 4.9%
Bank of America Corp., 3.5%, 4/19/2026		$2,800,000	$2,972,101
Bankinter S.A., 0.875%, 7/08/2026	EUR	900,000	995,833
Barclays PLC, 2%, 2/07/2028		1,600,000	1,778,990
Credit Agricole S.A., 1.25%, 10/02/2024	GBP	700,000	899,304
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR (EUR Swap Rate - 1yr. + 0.75%) to 7/17/2025	EUR	800,000	911,679
Credit Suisse Group AG, 1%, 6/24/2027		1,550,000	1,742,799
Erste Group Bank AG, 0.875%, 5/22/2026		700,000	790,285
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030		900,000	984,990
Erste Group Bank AG, 5.125%, 12/31/2164		1,200,000	1,447,634
Goldman Sachs Group, Inc., 4%, 3/03/2024		$2,000,000	2,126,747
HSBC Holdings PLC, 4.375%, 11/23/2026		893,000	960,787
JPMorgan Chase & Co., 2.95%, 10/01/2026		2,405,000	2,481,173
JPMorgan Chase & Co., 3.54%, 5/01/2028		1,095,000	1,161,082
Lloyds Bank PLC, 0.5% to 11/12/2024, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/12/2025	EUR	1,000,000	1,092,501
Morgan Stanley, 3.95%, 4/23/2027		$1,850,000	1,980,643
Nationwide Building Society, 1.5%, 3/08/2026	EUR	400,000	459,104
Royal Bank of Canada, 2.55%, 7/16/2024		$3,002,000	3,043,237
Sumitomo Mitsui Financial Group, Inc., 0.465%, 5/30/2024	EUR	400,000	443,601
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028		$1,743,000	1,853,871
UBS Group Funding (Jersey) Ltd., 7%, 12/31/2164 (n)		1,757,000	1,904,149
UniCredit S.p.A., 1.625%, 7/03/2025	EUR	1,000,000	1,126,717
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)		$677,000	725,760

			$31,882,987
Medical & Health Technology & Services - 1.6%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$256,000	$269,221
Becton, Dickinson and Co., 1.401%, 5/24/2023	EUR	1,100,000	1,253,514
Becton, Dickinson and Co., 3.734%, 12/15/2024		$462,000	489,213
Becton, Dickinson and Co., 4.685%, 12/15/2044		202,000	238,385
Cigna Corp., 4.125%, 11/15/2025		901,000	972,198
HCA, Inc., 5.25%, 6/15/2026		554,000	619,006
HCA, Inc., 5.125%, 6/15/2039		489,000	540,863
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		1,026,000	1,154,168
Medtronic PLC, 1.75%, 7/02/2049	EUR	1,650,000	1,820,019
Northwell Healthcare, Inc., 4.26%, 11/01/2047		$931,000	1,023,945
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027		1,791,000	1,873,414
Thermo Fisher Scientific, Inc., 0.875%, 10/01/2031	EUR	400,000	433,194

			$10,687,140

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical Equipment - 0.6%
Abbott Ireland Financing DAC, 1.5%, 9/27/2026	EUR	750,000	$887,899
Abbott Ireland Financing DAC, 0.375%, 11/19/2027		500,000	546,752
Boston Scientific Corp., 0.625%, 12/01/2027		350,000	384,492
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028		250,000	271,606
DH Europe Finance II S.à r.l., 1.35%, 9/18/2039		400,000	425,425
DH Europe Finance II S.à r.l., 1.8%, 9/18/2049		300,000	324,412
EssilorLuxottica S.A., 0.375%, 11/27/2027		600,000	662,134
EssilorLuxottica S.A., 0.75%, 11/27/2031		300,000	333,043

			$3,835,763
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/2022		$806,000	$810,030

Midstream - 1.3%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$799,000	$915,029
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)		321,000	322,701
Cheniere Energy, Inc., 3.7%, 11/15/2029 (n)		712,000	718,863
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		1,600,000	1,666,576
MPLX LP, 4.5%, 4/15/2038		644,000	642,690
ONEOK, Inc., 4.95%, 7/13/2047		1,084,000	1,143,283
Plains All American Pipeline, 3.55%, 12/15/2029		737,000	710,555
Sabine Pass Liquefaction LLC, 5%, 3/15/2027		1,250,000	1,368,403
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		792,000	833,817

			$8,321,917
Mortgage-Backed - 7.8%
Fannie Mae, 4.26%, 12/01/2019		$167,316	$167,076
Fannie Mae, 3.99%, 7/01/2021		160,225	164,052
Fannie Mae, 2.77%, 3/01/2022		339,046	344,916
Fannie Mae, 2.5%, 10/01/2034		3,781,405	3,822,959
Fannie Mae, 3%, 11/01/2034		3,190,549	3,278,811
Fannie Mae, 5%, 8/01/2040		650,525	718,246
Fannie Mae, 4%, 9/01/2040 - 2/01/2045		5,800,575	6,202,370
Fannie Mae, 4.5%, 2/01/2041 - 2/01/2046		7,276,295	7,882,932
Fannie Mae, 3.5%, 9/01/2045		1,598,610	1,665,751
Freddie Mac, 3.32%, 2/25/2023		12,000	12,486
Freddie Mac, 2.673%, 3/25/2026		2,389,000	2,471,019
Freddie Mac, 0.324%, 9/25/2026 (i)		62,189,000	936,473
Freddie Mac, 3.35%, 1/25/2028		2,272,000	2,456,727
Freddie Mac, 3.6%, 1/25/2028		4,100,000	4,482,367
Freddie Mac, 0.427%, 2/25/2028 (i)		46,151,000	1,162,798
Freddie Mac, 0.248%, 4/25/2028 (i)		46,683,000	556,424
Freddie Mac, 3.9%, 4/25/2028 - 8/25/2028		4,980,000	5,569,821
Freddie Mac, 0.251%, 5/25/2028 (i)		47,225,000	585,590

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		$1,679,052	$1,820,367
Freddie Mac, 5%, 7/01/2041		1,030,272	1,136,956
Freddie Mac, 4%, 4/01/2044		84,573	89,429
Ginnie Mae, 3%, 11/20/2049		3,800,000	3,908,303
Ginnie Mae, 3.5%, 11/20/2049		1,500,000	1,556,852

			$50,992,725
Municipals - 0.5%
Chicago, IL, “B”, 7.375%, 1/01/2033		$1,485,000	$1,777,649
Commonwealth of Puerto Rico, Public Improvement, “C-7”, 6%, 7/01/2027		90,000	92,715
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028		1,017,000	1,157,529

			$3,027,893
Natural Gas - Distribution - 0.5%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$827,000	$856,744
Infraestructura Energética Nova, S.A.B. de C.V., 4.875%, 1/14/2048		1,100,000	1,045,000
NiSource, Inc., 2.95%, 9/01/2029		1,406,000	1,406,477

			$3,308,221
Network & Telecom - 0.3%
AT&T, Inc., 4.75%, 5/15/2046		$651,000	$727,793
Telecom Italia S.p.A./Milano, 3%, 9/30/2025	EUR	750,000	877,740
Verizon Communications, Inc., 0.875%, 3/19/2032		640,000	694,429

			$2,299,962
Oils - 0.4%
Neste Oyj, 1.5%, 6/07/2024	EUR	900,000	$1,035,058
Phillips 66, 4.875%, 11/15/2044		$1,179,000	1,430,138

			$2,465,196
Other Banks & Diversified Financials - 2.4%
ABANCA Corp. Bancaria S.A., 6.125%, 1/18/2029	EUR	800,000	$973,642
AIB Group PLC, 1.25%, 5/28/2024		1,015,000	1,141,037
AIB Group PLC, 1.875% to 11/19/2024, FLR (EUR Swap Rate - 5yr. + 2.15%) to 11/19/2029		1,700,000	1,869,519
Belfius Bank S.A., 0.375%, 2/13/2026		1,500,000	1,632,703
BPCE S.A., 5.25%, 4/16/2029	GBP	600,000	954,477
BPER Banca, 5.125% to 5/31/2022 FLR (EUR Swap Rate - 5yr. + 4.91%) to 5/31/2027	EUR	1,300,000	1,511,752
Commerzbank AG, 0.625%, 8/28/2024		410,000	458,559
Commerzbank AG, 4%, 3/23/2026		550,000	677,524

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$1,100,000	$1,182,061
Groupe BPCE S.A., 0.5%, 2/24/2027	EUR	500,000	545,336
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	350,000	484,349
Intesa Sanpaolo S.p.A., 0.75%, 12/04/2024	EUR	100,000	110,310
KBC Group N.V., 0.5% to 12/03/2024, FLR (EUR Swap Rate - 5yr. + 1.1%) to 12/03/2029		300,000	325,165
Macquarie Group Ltd., 1.25%, 3/05/2025		600,000	682,265
UBS AG, 5.125%, 5/15/2024		$1,560,000	1,676,969
Virgin Money UK PLC, 9.25%, 12/31/2164	GBP	1,100,000	1,566,447

			$15,792,115
Pharmaceuticals - 0.4%
Bristol-Myers Squibb Co., 2.875%, 8/15/2020 (n)		$2,480,000	$2,497,052

Real Estate - Office - 0.2%
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026	EUR	550,000	$648,169
Merlin Properties SOCIMI S.A., REIT, 1.875%, 12/04/2034		700,000	764,326

			$1,412,495
Real Estate - Other - 0.1%
SELP Finance S.à r.l., 1.5%, 12/20/2026	EUR	800,000	$906,856

Retailers - 0.4%
AA Bond Co. Ltd., 2.75%, 7/31/2043	GBP	1,075,000	$1,304,622
AA Bond Co. Ltd., 2.875%, 7/31/2043		400,000	503,672
Marks & Spencer PLC, 3.25%, 7/10/2027		550,000	704,069

			$2,512,363

Specialty Stores - 0.2%
Richemont International S.A., 1.5%, 3/26/2030	EUR	900,000	$1,086,647

State & Local Agencies - 0.2%
New Jersey Economic Development Authority State Pension Funding Rev., “A”, 7.425%, 2/15/2029		$890,000	$1,124,853

Supermarkets - 0.1%
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	776,000	$630,714
Tesco Corporate Treasury Services PLC, 0.875%, 5/29/2026	EUR	150,000	164,822

			$795,536
Supranational - 0.3%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	620,000	$427,747

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Supranational - continued
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	590,000	$464,403
West African Development Bank, 4.7%, 10/22/2031		$813,000	819,260

			$1,711,410
Telecommunications - Wireless - 1.1%
American Tower Corp., REIT, 5%, 2/15/2024		$1,500,000	$1,649,872
American Tower Corp., REIT, 3.8%, 8/15/2029		1,023,000	1,090,920
Crown Castle International Corp., 3.7%, 6/15/2026		508,000	536,431
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		1,600,000	1,652,511
Tele2 AB, 2.125%, 5/15/2028	EUR	1,250,000	1,504,862
Vodafone Group PLC, 2.5%, 5/24/2039		650,000	784,858

			$7,219,454
Telephone Services - 0.2%
Deutsche Telekom AG, 1.75%, 12/09/2049	EUR	1,250,000	$1,340,907

Tobacco - 0.2%
Altria Group, Inc., 1.7%, 6/15/2025	EUR	440,000	$497,977
Philip Morris International, Inc., 1.45%, 8/01/2039		1,100,000	1,115,086

			$1,613,063
Transportation - Services - 0.4%
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	275,000	$502,871
Transurban Finance Co., 1.75%, 3/29/2028	EUR	700,000	831,866
Vinci S.A., 3.75%, 4/10/2029 (n)		$1,394,000	1,534,083

			$2,868,820
U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 2.22%, 3/01/2033		$544,798	$543,993

U.S. Treasury Obligations - 13.2%
U.S. Treasury Bonds, 3.5%, 2/15/2039		$12,405,000	$15,241,675
U.S. Treasury Bonds, 3.125%, 2/15/2043		9,807,000	11,478,404
U.S. Treasury Bonds, 2.25%, 8/15/2049		1,673,400	1,689,350
U.S. Treasury Notes, 2%, 11/15/2026 (f)		17,844,000	18,166,028
U.S. Treasury Notes, 2.25%, 11/15/2027		4,895,000	5,078,945
U.S. Treasury Notes, 2.375%, 5/15/2029		32,390,000	34,044,926

			$85,699,328
Utilities - Electric Power - 2.4%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$894,000	$950,660
Consorcio Transmantaro S.A., 4.7%, 4/16/2034 (n)		200,000	219,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
Duke Energy Corp., 3.75%, 9/01/2046		$435,000	$453,732
Emera U.S. Finance LP, 2.7%, 6/15/2021		321,000	323,330
Emera U.S. Finance LP, 3.55%, 6/15/2026		367,000	382,728
Enel Finance International N.V., 0.375%, 6/17/2027	EUR	450,000	488,884
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		$743,000	759,465
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		268,000	301,806
Enel S.p.A., 8.75% to 9/24/2023, FLR (Swap Rate - 5yr. + 5.88%) to 9/24/2043, FLR (Swap Rate - 5yr. + 6.63%) to 9/24/2073 (n)		1,000,000	1,170,000
Enel S.p.A., 6.625% to 9/15/2021, FLR (GBP Swap Rate - 5yr. + 4.089%) to 9/15/26, FLR (GBP Swap Rate - 5yr. + 4.339%) to 9/15/2041, FLR (GBP Swap Rate - 5yr. + 5.089%) to 9/15/2076	GBP	390,000	546,827
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)		$1,920,000	1,998,773
Evergy, Inc., 2.9%, 9/15/2029		1,550,000	1,542,199
Exelon Corp., 3.497%, 6/01/2022		506,000	518,861
innogy Finance B.V., 4.75%, 1/31/2034	GBP	500,000	827,801
LLPL Capital Pte. Ltd., 6.875%, 2/04/2039 (n)		$647,271	748,828
LLPL Capital Pte. Ltd., 6.875%, 2/04/2039		296,460	342,975
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)		719,000	733,380
PPL Capital Funding, Inc., 5%, 3/15/2044		750,000	881,521
Virginia Electric & Power Co., 3.5%, 3/15/2027		1,624,000	1,731,701
Virginia Electric & Power Co., 2.875%, 7/15/2029		593,000	606,388

			$15,528,859
Utilities - Other - 0.1%
Suez S.A., 1.625% to 9/12/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.151%) to 9/12/2031, FLR (EUR ICE Swap Rate - 5yr. + 3.151%) to 12/31/2164	EUR	500,000	$545,341
Total Bonds (Identified Cost, $622,734,222)			$637,340,379

Investment Companies (h) - 2.5%
Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 1.73% (v) (Identified Cost, $16,422,731)		16,422,884	$16,424,526

Portfolio of Investments – continued

Purchased Options - 0.0%

Underlying/Expiration Date/Exercise Price	Put/ Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Market Index Securities - 0.0%
Markit iTraxx Europe Index - December 2019 @ EUR 50 (Premiums Paid, $21,994)	Call	Goldman Sachs International	$25,118,763	EUR 22,800,000	$36,779

Written Options (see table below) - 0.0%
(Premiums Received, $4,850)					$(107)

Other Assets, Less Liabilities - (0.4)%					(2,326,248)
Net Assets - 100.0%					$651,475,329

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $16,424,526 and $637,377,158, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $63,340,190, representing 9.7% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound

Portfolio of Investments – continued

IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THO	Thai Offshore Baht

Derivative Contracts at 11/30/19

Written Options

Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives

Market Index Securities
Markit iTraxx Europe Index	Put	Goldman Sachs International	EUR (8,300,000)	$(9,144,111)	EUR80	December - 2019	$(107)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	8,601,000	USD	2,012,730	Barclays Bank PLC	2/04/2020	$10,478
CNH	25,303,000	USD	3,565,560	Barclays Bank PLC	1/15/2020	28,806
CNH	85,885,000	USD	12,117,745	JPMorgan Chase Bank N.A.	1/15/2020	82,475
CZK	14,293,000	USD	606,705	Citibank N.A.	12/13/2019	9,830
DKK	9,755,512	USD	1,439,498	Citibank N.A.	12/13/2019	43
EUR	3,477,878	USD	3,832,500	Deutsche Bank AG	12/13/2019	1,721
EUR	2,786,599	USD	3,066,875	Merrill Lynch International	12/13/2019	5,239
GBP	3,867,088	USD	4,976,663	Deutsche Bank AG	12/13/2019	26,575
GBP	1,262,000	USD	1,617,975	Goldman Sachs International	12/13/2019	14,801
GBP	1,259,000	USD	1,627,545	UBS AG	12/13/2019	1,350
IDR	67,769,440,000	USD	4,803,618	Barclays Bank PLC	12/04/2019	626
ILS	3,267,000	USD	934,960	BNP Paribas S.A.	12/13/2019	5,425
KRW	5,079,396,000	USD	4,205,146	JPMorgan Chase Bank N.A.	12/03/2019	95,236
MXN	126,513,402	USD	6,396,696	Goldman Sachs International	12/13/2019	64,225
NZD	4,617,587	USD	2,958,517	Citibank N.A.	12/13/2019	5,567
NZD	3,541,209	USD	2,242,166	Deutsche Bank AG	12/13/2019	30,978

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
NZD	10,117,000	USD	6,493,001	Goldman Sachs International	12/13/2019	$1,222
NZD	5,121,000	USD	3,252,532	JPMorgan Chase Bank N.A.	12/13/2019	34,699
PLN	5,341,000	USD	1,353,683	HSBC Bank	12/13/2019	9,916
SEK	33,315,000	USD	3,436,020	Citibank N.A.	12/13/2019	44,333
SGD	1,705,000	USD	1,235,311	UBS AG	12/13/2019	11,385
THO	64,882,000	USD	2,131,262	JPMorgan Chase Bank N.A.	12/16/2019	15,907
USD	3,188,311	AUD	4,700,000	Merrill Lynch International	12/13/2019	8,370
USD	2,035,985	BRL	8,600,000	Goldman Sachs International	12/03/2019	6,965
USD	237	BRL	1,000	JPMorgan Chase Bank N.A.	12/03/2019	1
USD	3,209,956	CAD	4,230,000	Barclays Bank PLC	12/13/2019	25,274
USD	3,267,253	CAD	4,296,000	Citibank N.A.	12/13/2019	32,880
USD	3,232,786	CAD	4,273,963	Deutsche Bank AG	12/13/2019	15,005
USD	5,517,656	CAD	7,264,344	UBS AG	12/13/2019	48,477
USD	3,261,490	EUR	2,924,000	Citibank N.A.	12/13/2019	37,897
USD	333,158	EUR	299,286	Credit Suisse Group	12/13/2019	3,207
USD	15,758,571	EUR	14,158,823	Deutsche Bank AG	12/13/2019	149,036
USD	4,960,713	EUR	4,481,065	JPMorgan Chase Bank N.A.	12/13/2019	20,519
USD	4,679,625	EUR	4,230,325	Merrill Lynch International	12/13/2019	15,862
USD	1,704,792	EUR	1,535,710	Morgan Stanley Capital Services, Inc.	12/13/2019	11,732
USD	5,312,598	EUR	4,802,814	UBS AG	12/13/2019	17,688
USD	6,497,380	INR	464,985,000	Goldman Sachs International	1/30/2020	50,355
USD	11,065,483	JPY	1,194,644,432	Citibank N.A.	12/13/2019	143,703
USD	7,942,158	JPY	847,663,395	Deutsche Bank AG	12/13/2019	192,579
USD	4,376,623	JPY	465,876,000	Merrill Lynch International	12/13/2019	117,452
USD	7,515,673	KRW	8,831,141,000	Barclays Bank PLC	12/03/2019	38,942
USD	10,777,847	KRW	12,721,093,000	JPMorgan Chase Bank N.A.	12/03/2019	7,756
USD	3,212,845	NOK	29,440,000	Deutsche Bank AG	12/13/2019	17,256
USD	1,475,276	NOK	13,554,000	Goldman Sachs International	12/13/2019	4,045
USD	4,978,745	NOK	45,550,000	JPMorgan Chase Bank N.A.	12/13/2019	34,482
USD	979,298	SGD	1,330,000	Credit Suisse Group	12/13/2019	6,803

						$1,507,123

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
AUD	3,638,377	USD	2,510,739	Citibank N.A.	12/13/2019	$(49,074)
AUD	5,295,000	USD	3,662,091	Goldman Sachs International	12/13/2019	(79,583)
AUD	4,705,000	USD	3,237,801	Merrill Lynch International	12/13/2019	(54,477)
AUD	3,527,190	USD	2,430,939	UBS AG	12/13/2019	(44,502)
BRL	8,601,000	USD	2,036,222	Barclays Bank PLC	12/03/2019	(6,966)
BRL	8,600,000	USD	2,103,101	Goldman Sachs International	12/03/2019	(74,081)
BRL	1,000	USD	240	JPMorgan Chase Bank N.A.	12/03/2019	(4)
CAD	5,450,092	USD	4,133,230	Citibank N.A.	12/13/2019	(29,965)
CAD	11,525,000	USD	8,754,604	Goldman Sachs International	12/13/2019	(77,663)
CAD	1,022,000	USD	774,377	HSBC Bank	12/13/2019	(4,934)
CHF	3,500,000	USD	3,538,302	Brown Brothers Harriman	12/13/2019	(35,525)
CLP	276,445,000	USD	347,336	JPMorgan Chase Bank N.A.	12/19/2019	(3,462)
CZK	5,948,000	USD	258,258	Deutsche Bank AG	12/13/2019	(1,688)
EUR	5,200,400	USD	5,769,137	Citibank N.A.	12/13/2019	(35,903)
EUR	913,774	USD	1,022,595	Credit Suisse Group	12/13/2019	(15,196)
EUR	455,055	USD	504,762	Deutsche Bank AG	12/13/2019	(3,083)
EUR	4,233,728	USD	4,686,928	JPMorgan Chase Bank N.A.	12/13/2019	(19,412)
EUR	502,031	USD	554,076	Merrill Lynch International	12/13/2019	(607)
EUR	5,837,839	USD	6,501,723	UBS AG	12/13/2019	(65,739)
INR	464,986,000	USD	6,511,497	JPMorgan Chase Bank N.A.	1/30/2020	(64,458)
JPY	93,000,000	USD	856,545	Citibank N.A.	12/13/2019	(6,313)
JPY	7,747,066,817	USD	72,643,848	HSBC Bank	12/13/2019	(1,817,963)
JPY	139,782,422	USD	1,290,298	UBS AG	12/13/2019	(12,368)
KRW	8,831,141,000	USD	7,526,305	Barclays Bank PLC	1/31/2020	(38,328)
KRW	8,831,141,000	USD	7,482,115	Barclays Bank PLC	12/03/2019	(5,384)
KRW	11,531,649,000	USD	9,827,704	JPMorgan Chase Bank N.A.	12/03/2019	(64,634)
NOK	30,002,000	USD	3,302,038	Goldman Sachs International	12/13/2019	(45,446)
NOK	5,790,436	USD	631,486	HSBC Bank	12/13/2019	(2,958)
NOK	58,759,000	USD	6,442,838	JPMorgan Chase Bank N.A.	12/13/2019	(64,794)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
NZD	5,088,000	USD	3,274,220	Deutsche Bank AG	12/13/2019	$(8,172)
RUB	22,000,000	USD	340,094	Goldman Sachs International	1/28/2020	(704)
RUB	57,985,000	USD	895,653	JPMorgan Chase Bank N.A.	1/27/2020	(1,044)
SEK	31,501,000	USD	3,301,531	JPMorgan Chase Bank N.A.	12/13/2019	(10,683)
THO	11,825,000	USD	391,491	JPMorgan Chase Bank N.A.	12/16/2019	(162)
USD	7,219,648	AUD	10,709,340	Merrill Lynch International	12/13/2019	(26,111)
USD	270,336	AUD	400,000	UBS AG	12/13/2019	(298)
USD	2,019,014	BRL	8,601,000	Barclays Bank PLC	12/03/2019	(10,241)
USD	17,757,261	CAD	23,620,619	Citibank N.A.	12/13/2019	(26,230)
USD	6,484,025	CAD	8,628,000	JPMorgan Chase Bank N.A.	12/13/2019	(11,823)
USD	328,775	EUR	298,776	Credit Suisse Group	12/13/2019	(614)
USD	671,123	EUR	609,000	Goldman Sachs International	12/13/2019	(275)
USD	1,343,435	EUR	1,220,288	JPMorgan Chase Bank N.A.	12/13/2019	(1,883)
USD	764,299	EUR	694,218	Merrill Lynch International	12/13/2019	(1,049)
USD	274,453	EUR	248,950	Morgan Stanley Capital Services, Inc.	12/13/2019	(4)
USD	493,197	EUR	447,586	UBS AG	12/13/2019	(249)
USD	5,389,681	GBP	4,407,140	Citibank N.A.	12/13/2019	(312,277)
USD	10,897,589	GBP	8,466,981	Deutsche Bank AG	12/13/2019	(56,991)
USD	1,640,060	GBP	1,331,405	JPMorgan Chase Bank N.A.	12/13/2019	(82,513)
USD	28,778	GBP	22,342	UBS AG	12/13/2019	(128)
USD	4,774,009	IDR	67,769,440,000	Barclays Bank PLC	1/31/2020	(1,704)
USD	4,798,176	IDR	67,769,440,000	Barclays Bank PLC	12/04/2019	(6,067)
USD	3,220,425	KRW	3,889,952,000	JPMorgan Chase Bank N.A.	12/03/2019	(72,934)
USD	10,798,164	NZD	17,128,116	Citibank N.A.	12/13/2019	(196,577)
USD	4,796,487	SEK	47,519,279	Merrill Lynch International	12/13/2019	(167,759)
USD	2,877,906	SEK	28,312,209	UBS AG	12/13/2019	(79,815)

						$(3,800,817)

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	290	$42,914,300	December - 2019	$730,993
Euro-Bund 10 yr	Short	EUR	132	24,877,752	December - 2019	450,357
U.S. Treasury Note 10 yr	Short	USD	106	13,712,094	March - 2020	43,968
U.S. Treasury Note 5 yr	Short	USD	128	15,228,000	March - 2020	17,796
U.S. Treasury Ultra Bond	Short	USD	2	375,437	March - 2020	2,211
U.S. Treasury Ultra Note 10 yr	Short	USD	320	45,510,000	March - 2020	169,408

						$1,414,733

Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	82	$17,678,047	March - 2020	$(7,427)

Uncleared Swap Agreements

Maturity Date	Notional Amount		Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Credit Default Swaps
6/20/24	EUR	1,000,000	JPMorgan Chase Bank N.A.	5.00%/Quarterly	(1)	$13,776	$183,806	$197,582

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Glencore PLC, 3.375%, 9/30/2020, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At November 30, 2019, the fund had cash collateral of $400,000 and other liquid securities with an aggregate value of $1,555,580 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $622,756,216)	$637,377,158
Investments in affiliated issuers, at value (identified cost, $16,422,731)	16,424,526
Restricted cash for
Forward foreign currency exchange contracts	400,000
Receivables for
Forward foreign currency exchange contracts	1,507,123
Net daily variation margin on open futures contracts	135,673
Fund shares sold	566,137
Interest	4,972,620
Uncleared swaps, at value (net of unamortized premiums paid, $183,806)	197,582
Total assets	$661,580,819

Liabilities
Payable to custodian	$18,029
Payables for
Distributions	1,643
Forward foreign currency exchange contracts	3,800,817
Investments purchased	4,395,619
Investments purchased on an extended settlement basis	1,556,852
Fund shares reacquired	2,937
Written options (premiums received, $4,850)	107
Payable to affiliates
Investment adviser	8,525
Administrative services fee	1,007
Shareholder servicing costs	203,283
Distribution and service fees	774
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	115,885
Total liabilities	$10,105,490
Net assets	$651,475,329

Net assets consist of
Paid-in capital	$641,255,712
Total distributable earnings (loss)	10,219,617
Net assets	$651,475,329
Shares of beneficial interest outstanding	71,911,891

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$16,486,785	1,810,114	$9.11
Class B	604,653	66,735	9.06
Class C	2,228,846	246,005	9.06
Class I	862,499	95,062	9.07
Class R1	242,699	26,772	9.07
Class R2	239,646	26,456	9.06
Class R3	60,095	6,628	9.07
Class R4	76,637	8,452	9.07
Class R6	630,673,469	69,625,667	9.06

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.51 [100 / 95.75 x $9.11]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$17,335,524
Dividends from affiliated issuers	402,363
Other	99,366
Foreign taxes withheld	(52,677)
Total investment income	$17,784,576
Expenses
Management fee	$3,768,361
Distribution and service fees	71,512
Shareholder servicing costs	671,914
Administrative services fee	94,224
Independent Trustees’ compensation	16,750
Custodian fee	94,931
Shareholder communications	20,616
Audit and tax fees	73,790
Legal fees	5,861
Miscellaneous	177,885
Total expenses	$4,995,844
Fees paid indirectly	(28,411)
Reduction of expenses by investment adviser and distributor	(498,452)
Net expenses	$4,468,981
Net investment income (loss)	$13,315,595

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$21,714,305
Affiliated issuers	534
Written options	254,615
Futures contracts	(7,506,242)
Swap agreements	(1,050)
Forward foreign currency exchange contracts	(974,940)
Foreign currency	(27,812)
Net realized gain (loss)	$13,459,410
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$33,000,121
Affiliated issuers	284
Written options	4,743
Futures contracts	1,841,717
Swap agreements	13,776
Forward foreign currency exchange contracts	(927,390)
Translation of assets and liabilities in foreign currencies	21,430
Net unrealized gain (loss)	$33,954,681
Net realized and unrealized gain (loss)	$47,414,091
Change in net assets from operations	$60,729,686

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	11/30/19	11/30/18
Change in net assets

From operations
Net investment income (loss)	$13,315,595	$13,113,154
Net realized gain (loss)	13,459,410	(264,200)
Net unrealized gain (loss)	33,954,681	(37,283,040)
Change in net assets from operations	$60,729,686	$(24,434,086)
Total distributions to shareholders	$(13,483,333)	$(13,934,958)
Change in net assets from fund share transactions	$(15,963,485)	$6,778,860
Total change in net assets	$31,282,868	$(31,590,184)

Net assets
At beginning of period	620,192,461	651,782,645
At end of period	$651,475,329	$620,192,461

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	11/30/19	11/30/18	11/30/17		11/30/16	11/30/15
Net asset value, beginning of period	$8.44	$8.97	$8.53		$8.38	$9.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.15	$0.12		$0.13	$0.12
Net realized and unrealized gain (loss)	0.67	(0.52)	0.44		0.14	(0.78)
Total from investment operations	$0.83	$(0.37)	$0.56		$0.27	$(0.66)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.12)		$(0.01)	$—
From tax return of capital	—	—	(0.00	)(w)	(0.11)	(0.15)
Total distributions declared to shareholders	$(0.16)	$(0.16)	$(0.12)		$(0.12)	$(0.15)
Net asset value, end of period (x)	$9.11	$8.44	$8.97		$8.53	$8.38
Total return (%) (r)(s)(t)(x)	9.91	(4.16)	6.60		3.18	(7.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.13	1.16		1.18	1.23
Expenses after expense reductions (f)	1.05	1.05	1.05		1.05	1.05
Net investment income (loss)	1.78	1.72	1.40		1.45	1.40
Portfolio turnover	126	108	50		56	143
Net assets at end of period (000 omitted)	$16,487	$14,062	$12,104		$12,306	$13,980

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	11/30/19	11/30/18	11/30/17		11/30/16	11/30/15
Net asset value, beginning of period	$8.40	$8.92	$8.48		$8.34	$9.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$0.06		$0.06	$0.06
Net realized and unrealized gain (loss)	0.67	(0.51)	0.43		0.13	(0.78)
Total from investment operations	$0.76	$(0.43)	$0.49		$0.19	$(0.72)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.05)		$—	$—
From tax return of capital	—	—	(0.00	)(w)	(0.05)	(0.08)
Total distributions declared to shareholders	$(0.10)	$(0.09)	$(0.05)		$(0.05)	$(0.08)
Net asset value, end of period (x)	$9.06	$8.40	$8.92		$8.48	$8.34
Total return (%) (r)(s)(t)(x)	9.01	(4.80)	5.84		2.30	(7.86)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.89	1.92		1.94	1.99
Expenses after expense reductions (f)	1.80	1.80	1.80		1.80	1.80
Net investment income (loss)	1.04	0.97	0.66		0.72	0.68
Portfolio turnover	126	108	50		56	143
Net assets at end of period (000 omitted)	$605	$712	$956		$1,103	$1,272

Class C	Year ended

	11/30/19	11/30/18	11/30/17		11/30/16	11/30/15
Net asset value, beginning of period	$8.40	$8.92	$8.48		$8.34	$9.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.06		$0.06	$0.06
Net realized and unrealized gain (loss)	0.67	(0.52)	0.43		0.13	(0.78)
Total from investment operations	$0.76	$(0.43)	$0.49		$0.19	$(0.72)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.05)		$—	$—
From tax return of capital	—	—	(0.00	)(w)	(0.05)	(0.08)
Total distributions declared to shareholders	$(0.10)	$(0.09)	$(0.05)		$(0.05)	$(0.08)
Net asset value, end of period (x)	$9.06	$8.40	$8.92		$8.48	$8.34
Total return (%) (r)(s)(t)(x)	9.01	(4.80)	5.84		2.30	(7.86)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.88	1.92		1.94	1.99
Expenses after expense reductions (f)	1.80	1.80	1.80		1.80	1.80
Net investment income (loss)	1.04	0.97	0.66		0.71	0.67
Portfolio turnover	126	108	50		56	143
Net assets at end of period (000 omitted)	$2,229	$2,332	$2,086		$2,192	$2,053

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	11/30/19	11/30/18	11/30/17		11/30/16	11/30/15
Net asset value, beginning of period	$8.41	$8.93	$8.48		$8.34	$9.15

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.17	$0.14		$0.15	$0.14
Net realized and unrealized gain (loss)	0.66	(0.51)	0.45		0.13	(0.78)
Total from investment operations	$0.84	$(0.34)	$0.59		$0.28	$(0.64)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.18)	$(0.14)		$(0.01)	$—
From tax return of capital	—	—	(0.00	)(w)	(0.13)	(0.17)
Total distributions declared to shareholders	$(0.18)	$(0.18)	$(0.14)		$(0.14)	$(0.17)
Net asset value, end of period (x)	$9.07	$8.41	$8.93		$8.48	$8.34
Total return (%) (r)(s)(t)(x)	10.09	(3.83)	7.02		3.32	(7.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.89	0.92		0.91	0.99
Expenses after expense reductions (f)	0.80	0.80	0.80		0.80	0.80
Net investment income (loss)	2.05	1.98	1.64		1.69	1.68
Portfolio turnover	126	108	50		56	143
Net assets at end of period (000 omitted)	$862	$1,160	$1,521		$3,151	$699

Class R1	Year ended

	11/30/19	11/30/18	11/30/17		11/30/16	11/30/15
Net asset value, beginning of period	$8.40	$8.93	$8.48		$8.34	$9.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.06		$0.06	$0.06
Net realized and unrealized gain (loss)	0.68	(0.53)	0.44		0.13	(0.78)
Total from investment operations	$0.77	$(0.44)	$0.50		$0.19	$(0.72)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.05)		$—	$—
From tax return of capital	—	—	(0.00	)(w)	(0.05)	(0.08)
Total distributions declared to shareholders	$(0.10)	$(0.09)	$(0.05)		$(0.05)	$(0.08)
Net asset value, end of period (x)	$9.07	$8.40	$8.93		$8.48	$8.34
Total return (%) (r)(s)(t)(x)	9.13	(4.90)	5.96		2.30	(7.86)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.88	1.92		1.94	1.99
Expenses after expense reductions (f)	1.80	1.80	1.80		1.80	1.80
Net investment income (loss)	1.03	0.99	0.66		0.71	0.69
Portfolio turnover	126	108	50		56	143
Net assets at end of period (000 omitted)	$243	$214	$75		$69	$57

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	11/30/19	11/30/18	11/30/17		11/30/16	11/30/15
Net asset value, beginning of period	$8.39	$8.92	$8.48		$8.34	$9.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.13	$0.10		$0.11	$0.10
Net realized and unrealized gain (loss)	0.67	(0.52)	0.44		0.13	(0.77)
Total from investment operations	$0.81	$(0.39)	$0.54		$0.24	$(0.67)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.10)		$(0.01)	$—
From tax return of capital	—	—	(0.00	)(w)	(0.09)	(0.13)
Total distributions declared to shareholders	$(0.14)	$(0.14)	$(0.10)		$(0.10)	$(0.13)
Net asset value, end of period (x)	$9.06	$8.39	$8.92		$8.48	$8.34
Total return (%) (r)(s)(t)(x)	9.68	(4.43)	6.37		2.81	(7.40)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.39	1.41		1.44	1.49
Expenses after expense reductions (f)	1.30	1.30	1.30		1.30	1.30
Net investment income (loss)	1.53	1.47	1.14		1.22	1.18
Portfolio turnover	126	108	50		56	143
Net assets at end of period (000 omitted)	$240	$208	$268		$69	$68

Class R3	Year ended

	11/30/19	11/30/18	11/30/17		11/30/16	11/30/15
Net asset value, beginning of period	$8.40	$8.93	$8.49		$8.34	$9.15

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.15	$0.12		$0.13	$0.12
Net realized and unrealized gain (loss)	0.67	(0.52)	0.44		0.14	(0.78)
Total from investment operations	$0.83	$(0.37)	$0.56		$0.27	$(0.66)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.12)		$(0.01)	$—
From tax return of capital	—	—	(0.00	)(w)	(0.11)	(0.15)
Total distributions declared to shareholders	$(0.16)	$(0.16)	$(0.12)		$(0.12)	$(0.15)
Net asset value, end of period (x)	$9.07	$8.40	$8.93		$8.49	$8.34
Total return (%) (r)(s)(t)(x)	9.94	(4.18)	6.63		3.19	(7.27)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.14	1.16		1.19	1.24
Expenses after expense reductions (f)	1.05	1.05	1.05		1.05	1.05
Net investment income (loss)	1.80	1.73	1.41		1.46	1.43
Portfolio turnover	126	108	50		56	143
Net assets at end of period (000 omitted)	$60	$71	$88		$82	$79

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	11/30/19	11/30/18	11/30/17		11/30/16	11/30/15
Net asset value, beginning of period	$8.40	$8.93	$8.49		$8.34	$9.15

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.17	$0.14		$0.15	$0.15
Net realized and unrealized gain (loss)	0.67	(0.52)	0.44		0.14	(0.79)
Total from investment operations	$0.85	$(0.35)	$0.58		$0.29	$(0.64)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.18)	$(0.14)		$(0.01)	$—
From tax return of capital	—	—	(0.00	)(w)	(0.13)	(0.17)
Total distributions declared to shareholders	$(0.18)	$(0.18)	$(0.14)		$(0.14)	$(0.17)
Net asset value, end of period (x)	$9.07	$8.40	$8.93		$8.49	$8.34
Total return (%) (r)(s)(t)(x)	10.22	(3.95)	6.89		3.45	(7.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.91		0.94	0.99
Expenses after expense reductions (f)	0.80	0.80	0.80		0.80	0.80
Net investment income (loss)	2.03	1.96	1.66		1.72	1.69
Portfolio turnover	126	108	50		56	143
Net assets at end of period (000 omitted)	$77	$53	$55		$51	$50

Class R6	Year ended

	11/30/19	11/30/18	11/30/17		11/30/16	11/30/15
Net asset value, beginning of period	$8.39	$8.92	$8.48		$8.33	$9.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.18	$0.16		$0.16	$0.16
Net realized and unrealized gain (loss)	0.67	(0.52)	0.43		0.14	(0.79)
Total from investment operations	$0.86	$(0.34)	$0.59		$0.30	$(0.63)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.19)	$(0.15)		$(0.01)	$—
From tax return of capital	—	—	(0.00	)(w)	(0.14)	(0.18)
Total distributions declared to shareholders	$(0.19)	$(0.19)	$(0.15)		$(0.15)	$(0.18)
Net asset value, end of period (x)	$9.06	$8.39	$8.92		$8.48	$8.33
Total return (%) (r)(s)(t)(x)	10.33	(3.84)	7.03		3.59	(6.89)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.78	0.79		0.80	0.83
Expenses after expense reductions (f)	0.70	0.69	0.67		0.67	0.64
Net investment income (loss)	2.13	2.07	1.78		1.85	1.84
Portfolio turnover	126	108	50		56	143
Net assets at end of period (000 omitted)	$630,673	$601,381	$634,630		$599,806	$621,455

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Bond Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At November 30, 2019, the fund did not have more than 25% of its assets invested in any one industry.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that purchased callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to

Notes to Financial Statements – continued

setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where

Notes to Financial Statements – continued

trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts, forward foreign currency exchange contracts, swap agreements, and written options. The following is a summary of the levels used as of November 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$86,243,321	$—	$86,243,321
Non - U.S. Sovereign Debt	—	254,745,844	—	254,745,844
Municipal Bonds	—	4,152,746	—	4,152,746
U.S. Corporate Bonds	—	104,751,192	—	104,751,192
Residential Mortgage-Backed Securities	—	50,992,725	—	50,992,725
Commercial Mortgage-Backed Securities	—	10,130,296	—	10,130,296
Asset-Backed Securities (including CDOs)	—	17,960,505	—	17,960,505
Foreign Bonds	—	108,400,529	—	108,400,529
Mutual Funds	16,424,526	—	—	16,424,526
Total	$16,424,526	$637,377,158	$—	$653,801,684

Other Financial Instruments
Futures Contracts – Assets	$1,414,733	$—	$—	$1,414,733
Futures Contracts – Liabilities	(7,427)	—	—	(7,427)
Forward Foreign Currency Exchange Contracts – Assets	—	1,507,123	—	1,507,123
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3,800,817)	—	(3,800,817)
Swap Agreements – Assets	—	197,582	—	197,582
Written Options – Liabilities	—	(107)	—	(107)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements – continued

The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,414,733	$(7,427)
Credit	Written Credit Options	—	(107)
Credit	Purchased Credit Options	36,779	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,507,123	(3,800,817)
Credit	Credit Default Swaps	197,582	—
Total		$3,162,882	$(3,808,351)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(7,506,242)	$—	$—	$—	$—
Foreign Exchange	—	—	(974,940)	—	—
Credit	—	(1,050)	—	(451,567)	254,615
Total	$(7,506,242)	$(1,050)	$(974,940)	$(451,567)	$254,615

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$1,841,717	$—	$—	$—	$—
Foreign Exchange	—	—	(927,390)	—	—
Credit	—	13,776	—	36,799	4,743
Total	$1,841,717	$13,776	$(927,390)	$36,799	$4,743

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was

Notes to Financial Statements – continued

written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Notes to Financial Statements – continued

Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced

Notes to Financial Statements – continued

by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At November 30, 2019, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which will be delivered to the fund at a future date, usually beyond customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. When-issued investments purchased and when-issued investments sold are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions

Notes to Financial Statements – continued

traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 11/30/19	Year ended 11/30/18
Ordinary income (including any short-term capital gains)	$13,483,333	$13,934,958

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/19

Cost of investments	$642,063,341
Gross appreciation	18,941,604

Gross depreciation	(7,892,174)
Net unrealized appreciation (depreciation)	$11,049,430

Undistributed ordinary income	901,759
Post October capital loss deferral	$(539,368)
Other temporary differences	(1,192,204)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 11/30/19	Year ended 11/30/18
Class A	$274,700	$252,279
Class B	7,247	9,006
Class C	24,923	25,733
Class I	21,845	40,248
Class R1	2,495	1,838
Class R2	3,548	3,780
Class R3	1,358	1,772
Class R4	1,172	1,127
Class R6	13,146,045	13,599,175
Total	$13,483,333	$13,934,958

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.60%
In excess of $1 billion	0.55%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended November 30, 2019, this management fee reduction amounted to $61,107, which is included in the reduction of total expenses in

Notes to Financial Statements – continued

the Statement of Operations. The management fee incurred for the year ended November 30, 2019 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.74%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2021. For the year ended November 30, 2019, this reduction amounted to $437,059, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,674 for the year ended November 30, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$37,889
Class B	0.75%	0.25%	1.00%	1.00%	6,743
Class C	0.75%	0.25%	1.00%	1.00%	23,228
Class R1	0.75%	0.25%	1.00%	1.00%	2,332
Class R2	0.25%	0.25%	0.50%	0.50%	1,133
Class R3	—	0.25%	0.25%	0.25%	187
Total Distribution and Service Fees					$71,512

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended November 30, 2019, this rebate amounted to $282 and $4 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2019, were as follows:

Amount
Class A	$1,738
Class B	177
Class C	5

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2019, the fee was $10,143, which equated to 0.0016% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $30,619.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended November 30, 2019, these costs for the fund amounted to $631,152 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2019 was equivalent to an annual effective rate of 0.0150% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended November 30, 2019, the fee paid by the fund under this agreement was $811 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

At November 30, 2019, MFS held approximately 96% and 76% of the outstanding shares of Class R3 and Class R4, respectively.

(4) Portfolio Securities

For the year ended November 30, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$216,694,428	$246,351,612
Non-U.S. Government securities	$553,772,608	$539,308,798

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/19		Year ended 11/30/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	564,710	$5,090,663	775,027	$6,865,349
Class B	1,180	10,201	6,901	61,457
Class C	96,242	856,814	162,766	1,422,514
Class I	44,854	391,414	416,121	3,722,527
Class R1	1,177	10,342	18,555	161,884
Class R2	1,544	13,817	2,061	17,983
Class R3	188	1,671	4,056	35,892
Class R4	2,057	18,684	114	964
Class R6	4,011,201	35,617,525	5,365,141	46,804,937
	4,723,153	$42,011,131	6,750,742	$59,093,507

Notes to Financial Statements – continued

	Year ended 11/30/19		Year ended 11/30/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	30,459	$273,082	28,506	$249,111
Class B	814	7,238	1,026	8,915
Class C	2,364	21,031	2,297	19,879
Class I	2,416	21,464	4,254	37,104
Class R1	280	2,495	213	1,838
Class R2	398	3,548	434	3,776
Class R3	153	1,358	201	1,754
Class R4	132	1,172	129	1,127
Class R6	1,473,880	13,131,961	1,560,917	13,586,825
	1,510,896	$13,463,349	1,597,977	$13,910,329

Shares reacquired
Class A	(451,205)	$(4,036,661)	(486,867)	$(4,284,079)
Class B	(20,038)	(178,052)	(30,327)	(265,608)
Class C	(130,314)	(1,162,177)	(121,111)	(1,053,838)
Class I	(90,234)	(796,637)	(452,716)	(3,936,458)
Class R1	(121)	(1,048)	(1,705)	(14,689)
Class R2	(237)	(2,086)	(7,765)	(67,720)
Class R3	(2,201)	(20,093)	(5,639)	(48,223)
Class R4	—	—	(115)	(962)
Class R6	(7,509,459)	(65,241,211)	(6,415,104)	(56,553,399)
	(8,203,809)	$(71,437,965)	(7,521,349)	$(66,224,976)

Net change
Class A	143,964	$1,327,084	316,666	$2,830,381
Class B	(18,044)	(160,613)	(22,400)	(195,236)
Class C	(31,708)	(284,332)	43,952	388,555
Class I	(42,964)	(383,759)	(32,341)	(176,827)
Class R1	1,336	11,789	17,063	149,033
Class R2	1,705	15,279	(5,270)	(45,961)
Class R3	(1,860)	(17,064)	(1,382)	(10,577)
Class R4	2,189	19,856	128	1,129
Class R6	(2,024,378)	(16,491,725)	510,954	3,838,363
	(1,969,760)	$(15,963,485)	827,370	$6,778,860

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising

Notes to Financial Statements – continued

management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2020 Fund, and the Lifetime 2025 Fund were the owners of record of approximately 43%, 23%, 15%, 5%, 4%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended November 30, 2019, the fund’s commitment fee and interest expense were $3,593 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$15,148,351	$286,174,556	$284,899,199	$534	$284	$16,424,526

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$402,363	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global Bond Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global Bond Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

January 15, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016 until 2019)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Pilar Gomez-Bravo Andy Li Henry Peabody, Jr. Robert Persons Robert Spector Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

Board Review of Investment Advisory Agreement – continued

and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

As of December 31, 2019, Mr. Michael Hegarty retired as Trustee and was no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2019 and 2018, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS Global Bond Fund	57,285	55,233

For the fiscal years ended November 30, 2019 and 2018, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS Global Bond Fund	0	0	10,574	10,331	1,171	1,190

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Bond Fund*	1,679,277	1,728,076	0	0	34,950	103,950

	Aggregate Fees for Non-audit Services
	2019	2018
Fees Billed by E&Y:
To MFS Global Bond Fund, MFS and MFS Related Entities#	1,868,972	2,123,447

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the MFS Global Bond Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 15, 2020

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2020

*	Print name and title of each signing officer under his or her signature.